Exhibit 10.1
REGENT STUDIOS L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Tel (310) 806-4288
Fax (310) 806-4288
This agreement (“Agreement”) is entered into as of March 1, 2008 and will acknowledge and confirm the terms pursuant to which REGENT STUDIOS L.L.C. (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) six (6) one-half hour episodes (consisting of Episodes 101 - 106) of the series entitled THE BEN AND DAVE SHOW (the “Programs”) for exhibition on HERE’s program services.
In consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Program(s): “Programs” means Episodes 101 — 106 of the series entitled THE BEN AND DAVE SHOW.
(a)	The Programs shall be produced, recorded (not dubbed) and delivered in the English language and available in Hi-Definition, Digital Betacam or Beta SP video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit A; and

(b)	The Programs shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5b) in the Territory.
2.	Term: The term of this Agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”).

3.	Exhibition Period: HERE shall have the continued unlimited exhibition rights in the Programs during the period of five (5) years (“Exhibition Period”) commencing on complete delivery to and technical acceptance by HERE of the last episode of the Programs.

4.	Territory: HERE shall have the exclusive right to Telecast the Programs in the United States of America and its territories and possessions, including, without limitation, Puerto Rico, Guam and the U.S. Virgin Islands, and military bases, embassies, ships, airlines and common carriers flying the flags of the foregoing countries (“Territory”).

5.	Telecast and Exhibition Rights:
(a)	During the Term and throughout the Territory, HERE shall have the irrevocable right to Telecast the Programs in the English and Spanish languages (“Licensed Languages”) on any and all telecast services which are branded and/or owned in whole or in part and/or operated now or in the future by HERE, or a parent company, division, affiliate, subsidiary, or licensee thereof in the Territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.

(b)	HERE shall have the irrevocable exclusive right in the Territory to transmit, distribute, perform and exhibit the Programs on the Telecast Service via all forms of “standard television” and “non- standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television”. The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the
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Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit, and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised, by which a television signal is or may be delivered (including, without limitation, analog, digital and HDTV). HERE shall have the exclusive right in the Territory to promote, market, and advertise the Telecast of the Programs on the Telecast Service in ali forms of television and other media, including, without limitation, the Internet.

(c)	HERE shall have an unlimited number of Telecasts of the Programs, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Exhibition Period of the Programs.

(d)	The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Programs in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Programs on the Internet.

(e)	HERE shall have the exclusive right in the Territory for the original television premiere of the Programs such that the Programs shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’s initial Telecast of the Programs on the Telecast Service.

(f)	Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Programs and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Programs on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment center, cruise ship, hotel and airplane.
6.	Premiere: HERE’s initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.

7.	Exclusivity: The Programs shall be exclusive to HERE in the Territory during the Term in standard and nonstandard television, including Internet distribution.

8.	License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Programs of US$150,000 which shall be payable as follows:
(a)	12.5% due June 30, 2009.

(b)	12.5% due December 31, 2009.

(c)	25% due December 31, 2010.

(d)	25% due December 31, 2011.

(e)	25% due December 31,2012.
9.	Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) for the Programs as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of this Agreement. Licensor shall be responsible for the expense of shipping the video elements from Licensor to HERE, and HERE shall be responsible for the expense of return shipment of the video elements to Licensor at the end of the Term.
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10.	Editing & Narrating: HERE shall have the right to edit the Programs for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’s standards and practices.

11.	Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Programs, which rights shall be exclusive to HERE within the Territory during the Term:
(a)	The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Programs, including, without limitation, any clips, music (in context only unless otherwise specified herein), existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’s inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’s preference for original color slides and agrees to use its best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE, at Licensor’s sole cost and expense, not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the delivery schedule attached hereto as Exhibit A. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;

(b)	The right to create and use written summaries, extracts, and synopses of the Programs for the purposes of advertising, exploitation and publicity;

(c)	The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, without limitation, the Internet) in the Licensed Languages specified herein; and

(d)	The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Programs, and the right to engage in commercial or promotional tie-ins with sponsors of the Programs or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in advance and in writing;

(e)	The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Programs, for the purposes of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or telecast service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance and in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restriction shall not constitute a material breach of this Agreement; and

(f)	The right to submit the Programs or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of this Agreement.

12.	Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including, but not limited to, grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’s exercise of its rights hereunder, including, without
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limitation, the exhibition, promotion, publicity and advertising use of the Programs or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for payment of the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.

Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including, but not limited to, reasonable counsel fees, relating to the Programs or arising from exhibition of the Programs by HERE or the Telecast Services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Programs or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including, without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.

13.	E & O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Programs under Licensor’s Errors and Omissions policy and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Programs. Such insurance shall be in an amount not less than $1 Million / $3 Million with no exclusions, shall be obtained prior to the commencement of principal photography of the Programs from an entity reasonably approved by HERE and shall have a deductible of no greater than $10,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.

14.	Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and to be fully performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

15.	Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Either party may assign any or all of its rights and obligations under this Agreement, provided that such party’s assignee assumes all of its obligations hereunder.

16.	Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Programs in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.

17.	Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages, and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.

REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
By:	By:
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EXHIBIT A
(Attached to and forming a part of the Agreement dated as of March 1, 2008, between REGENT STUDIOS L.L.C. (“Licensor”) and HERE NETWORKS L.L.C. (“HERE”)
PROGRAM DELIVERABLES
A. PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs, and (ii) trailer and any promotional spots of the Programs.
All on-air program suppliers and production vendors are required to comply with the following technical specifications.
All video elements shall be delivered: Here Networks Broadcast Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All Programs should be delivered on the best quality master available in the following order and preference of video formats: HD CAM, Digital Beta, or Beta SP.

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval.

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (digital 0.0mV; analog 7.5 IRE) with continuous time code and control track from the beginning of tape leader to the end.

•	Time code type: LTC, Drop Frame Time Code DFTC (continuous control track).

•	Color bars: NTSC (digital or analog).

•	Luminance: Not to exceed 700mv (peak not to exceed 760mv).

•	Chroma: Not to exceed +/- 350mv.

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1&2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Audio Level: Not to peak above-10 db.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.

•	Closed Captioning: Please deliver closed captioned masters if available. CC track to be on VITC line 21.
5.	Videotape leader must conform with the following:
•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:50:00
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•	Program video: Program starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
6.	HD videotape technical standard:
•	Resolution: Shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channels 1 & 2 complete stereo mix; Channels 3 & 4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title (English title and foreign title where applicable)

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., NTSC, DFTC, high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Technical inspection and acceptance:

HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES

All other Deliverables should be delivered to: Here Networks L.L.C., Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, CA 90024, Attn: Andrea Krauss (tel: 310-806-4298).

1.	Promotional materials:

All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.
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•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any.

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program
•	In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any.
3.	Credit Statement
•	One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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REGENT STUDIOS L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Tel (310) 806-4288
Fax (310) 806-4288
This agreement (“Agreement”) is entered into as of April 1, 2008 and will acknowledge and confirm the terms pursuant to which REGENT STUDIOS LL.C. (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) nine (9) one-half hour episodes (consisting of Episodes 101 — 109) of the series entitled HOW FAR WILL YOU GO ? (the “Programs”) for exhibition on HERE’s program services.
In consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Program(s): “Programs” means Episodes 101 — 109 of the series entitled HOW FAR WILL YOU GO ?.
(a)	The Programs shall be produced, recorded (not dubbed) and delivered in the English language and available in Hi-Definition, Digital Betacam or Beta SP video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit A; and

(b)	The Programs shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5b) in the Territory.
2.	Term: The term of this Agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”).

3.	Exhibition Period: HERE shall have the continued unlimited exhibition rights in the Programs during the period of five (5) years (“Exhibition Period”) commencing on complete delivery to and technical acceptance by HERE of the last episode of the Programs.

4.	Territory: HERE shall have the exclusive right to Telecast the Programs in the United States of America and its territories and possessions, including, without limitation, Puerto Rico, Guam and the U.S. Virgin Islands, and military bases, embassies, ships, airlines and common carriers flying the flags of the foregoing countries (“Territory”).

5.	Telecast and Exhibition Rights:
(a)	During the Term and throughout the Territory, HERE shall have the irrevocable right to Telecast the Programs in the English and Spanish languages (“Licensed Languages”) on any and all telecast services which are branded and/or owned in whole or in part and/or operated now or in the future by HERE, or a parent company, division, affiliate, subsidiary, or licensee thereof in the Territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.

(b)	HERE shall have the irrevocable exclusive right in the Territory to transmit, distribute, perform and exhibit the Programs on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television”. The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the
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Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit, and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised, by which a television signal is or may be delivered (including, without limitation, analog, digital and HDTV). HERE shall have the exclusive right in the Territory to promote, market, and advertise the Telecast of the Programs on the Telecast Service in all forms of television and other media, including, without limitation, the Internet.

(c)	HERE shall have an unlimited number of Telecasts of the Programs, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Exhibition Period of the Programs.

(d)	The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Programs in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Programs on the Internet.

(e)	HERE shall have the exclusive right in the Territory for the original television premiere of the Programs such that the Programs shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’s initial Telecast of the Programs on the Telecast Service.

(f)	Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Programs and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Programs on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment center, cruise ship, hotel and airplane.
6.	Premiere: HERE’s initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.

7.	Exclusivity: The Programs shall be exclusive to HERE in the Territory during the Term in standard and nonstandard television, including Internet distribution.

8.	License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Programs of US$175,000 which shall be payable as follows:
(a)	12.5% due June 30, 2009.

(b)	12.5% due December 31, 2009.

(c)	25% due December 31, 2010.

(d)	25% due December 31, 2011.

(e)	25% due December 31, 2012.
9.	Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) for the Programs as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of this Agreement. Licensor shall be responsible for the expense of shipping the video elements from Licensor to HERE, and HERE shall be responsible for the expense of return shipment of the video elements to Licensor at the end of the Term.
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10.	Editing & Narrating: HERE shall have the right to edit the Programs for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’s standards and practices.

11.	Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Programs, which rights shall be exclusive to HERE within the Territory during the Term:
(a)	The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Programs, including, without limitation, any clips, music (in context only unless otherwise specified herein), existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’s inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’s preference for original color slides and agrees to use its best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE, at Licensor’s sole cost and expense, not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the delivery schedule attached hereto as Exhibit A. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;

(b)	The right to create and use written summaries, extracts, and synopses of the Programs for the purposes of advertising, exploitation and publicity;

(c)	The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, without limitation, the Internet) in the Licensed Languages specified herein; and

(d)	The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Programs, and the right to engage in commercial or promotional tie-ins with sponsors of the Programs or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in advance and in writing;

(e)	The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Programs, for the purposes of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or telecast service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance and in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restriction shall not constitute a material breach of this Agreement; and

(f)	The right to submit the Programs or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of this Agreement.

12.	Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including, but not limited to, grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without
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limitation, the exhibition, promotion, publicity and advertising use of the Programs or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for payment of the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.

Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including, but not limited to, reasonable counsel fees, relating to the Programs or arising from exhibition of the Programs by HERE or the Telecast Services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Programs or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including, without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.

13.	E & O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Programs under Licensor’s Errors and Omissions policy and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Programs. Such insurance shall be in an amount not less than $1 Million / $3 Million with no exclusions, shall be obtained prior to the commencement of principal photography of the Programs from an entity reasonably approved by HERE and shall have a deductible of no greater than $10,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.

14.	Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and to be fully performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

15.	Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Either party may assign any or all of its rights and obligations under this Agreement, provided that such party’s assignee assumes all of its obligations hereunder.

16.	Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Programs in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.

17.	Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages, and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.

REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
By:	By:
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EXHIBIT A
(Attached to and forming a part of the Agreement dated as of April 1, 2008, between REGENT STUDIOS L.L.C. (“Licensor”) and HERE NETWORKS L.L.C. (“HERE”)
PROGRAM DELIVERABLES
A. PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs, and (ii) trailer and any promotional spots of the Programs.
All on-air program suppliers and production vendors are required to comply with the following technical specifications.
All video elements shall be delivered: Here Networks Broadcast Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All Programs should be delivered on the best quality master available in the following order and preference of video formats: HD CAM, Digital Beta, or Beta SP.

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval.

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (digital 0.0mV; analog 7.5 IRE) with continuous time code and control track from the beginning of tape leader to the end.

•	Time code type: LTC, Drop Frame Time Code DFTC (continuous control track).

•	Color bars: NTSC (digital or analog).

•	Luminance: Not to exceed 700mv (peak not to exceed 760mv).

•	Chroma: Not to exceed +/- 350mv.

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1&2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Audio Level: Not to peak above-10 db.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.

•	Closed Captioning: Please deliver closed captioned masters if available. CC track to be on VITC line 21.
5.	Videotape leader must conform with the following:
•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration; 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration; 10 seconds; time code: 00:59:50:00
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•	Program video: Program starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
6.	HD videotape technical standard:
•	Resolution: Shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channels 1 & 2 complete stereo mix; Channels 3 & 4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title (English title and foreign title where applicable)

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., NTSC, DFTC, high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Technical inspection and acceptance:

HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: Here Networks L.L.C., Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, CA 90024, Attn: Andrea Krauss (tel: 310-806-4298).
1.	Promotional materials:

All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.
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•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any.

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program
•	In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any.
3.	Credit Statement
•	One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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REGENT STUDIOS L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Tel (310) 806-4288
Fax (310) 806-4288
This agreement (“Agreement”) is entered into as of May 12, 2008 and will acknowledge and confirm the terms pursuant to which REGENT STUDIOS L.L.C. (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the program entitled THE BROTHERHOOD: ALUMNI (the “Program”) for exhibition on HERE’s program services.
In consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Program(s): “Program” means the motion picture entitled THE BROTHERHOOD: ALUMNI.
(a)	The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in Hi-Definition, Digital Betacam or Beta SP video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit A; and

(b)	The Program shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5b) in the Territory.
2.	Term: The term of this Agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”).

3.	Exhibition Period: HERE shall have the continued unlimited exhibition rights in the Program during the period of five (5) years (“Exhibition Period”) commencing on complete delivery to and technical acceptance by HERE of the Program.

4.	Territory: HERE shall have the exclusive right to Telecast the Program in the United States of America and its territories and possessions, including, without limitation, Puerto Rico, Guam and the U.S. Virgin Islands, and military bases, embassies, ships, airlines and common carriers flying the flags of the foregoing countries (“Territory”).

5.	Telecast and Exhibition Rights:
(a)	During the Term and throughout the Territory, HERE shall have the irrevocable right to Telecast the Program in the English and Spanish languages (“Licensed Languages”) on any and all telecast services which are branded and/or owned in whole or in part and/or operated now or in the future by HERE, or a parent company, division, affiliate, subsidiary, or licensee thereof in the Territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.

(b)	HERE shall have the irrevocable exclusive right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television”. The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the
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Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit, and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised, by which a television signal is or may be delivered (including, without limitation, analog, digital and HDTV). HERE shall have the exclusive right in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including, without limitation, the Internet.

(c)	HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Exhibition Period of the Program.

(d)	The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.

(e)	HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’s initial Telecast of the Program on the Telecast Service.

(f)	Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment center, cruise ship, hotel and airplane.
6.	Premiere: HERE’s initial exhibition of the Program will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.

7.	Exclusivity: The Program shall be exclusive to HERE in the Territory during the Term in standard and nonstandard television, including Internet distribution.

8.	License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$175,000 which shall be payable as follows:
(a)	25% due twelve (12) months from start of the Exhibition Period.

(b)	25% due twenty-four (24) months from start of the Exhibition Period.

(c)	25% due thirty-six (36) months from start of the Exhibition Period.

(d)	25% due forty-eight (48) months from start of the Exhibition Period.
9.	Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) for the Program as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of this Agreement. Licensor shall be responsible for the expense of shipping the video elements from Licensor to HERE, and HERE shall be responsible for the expense of return shipment of the video elements to Licensor at the end of the Term.

10.	Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’s standards and practices.
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11.	Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory during the Term:
(a)	The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including, without limitation, any clips, music (in context only unless otherwise specified herein), existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’s inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’s preference for original color slides and agrees to use its best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE, at Licensor’s sole cost and expense, not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the delivery schedule attached hereto as Exhibit A. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;

(b)	The right to create and use written summaries, extracts, and synopses of the Program for the purposes of advertising, exploitation and publicity;

(c)	The right to advertise, publicize, and promote the exhibition of the Program by all means and/or media (including, without limitation, the Internet) in the Licensed Languages specified herein; and

(d)	The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program, and the right to engage in commercial or promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in advance and in writing;

(e)	The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purposes of advertising, publicizing or promoting the Program or the Telecast Service, but not so as to constitute a direct endorsement of any product or telecast service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance and in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restriction shall not constitute a material breach of this Agreement; and

(f)	The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of this Agreement.

12.	Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including, but not limited to, grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’s exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability
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whatsoever, except for payment of the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.

Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including, but not limited to, reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Telecast Services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including, without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.

13.	E & 0 Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions policy and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million / $3 Million with no exclusions, shall be obtained prior to the commencement of principal photography of the Program from an entity reasonably approved by HERE and shall have a deductible of no greater than $10,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.

14.	Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and to be fully performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

15.	Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Either party may assign any or all of its rights and obligations under this Agreement, provided that such party’s assignee assumes all of its obligations hereunder.

16.	Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.

17.	Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages, and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.

REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
By:	By:
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EXHIBIT A
(Attached to and forming a part of the Agreement dated as of May 12, 2008, between REGENT STUDIOS L.L.C. (“Licensor”) and HERE NETWORKS L.L.C. (“HERE”)
PROGRAM DELIVERABLES
A. PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Program, and (ii) trailer and any promotional spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications.
All video elements shall be delivered: Here Networks Broadcast Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All Programs should be delivered on the best quality master available in the following order and preference of video formats: HD CAM, Digital Beta, or Beta SP.

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval.

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (digital 0.0mV; analog 7.5 IRE) with continuous time code and control track from the beginning of tape leader to the end.

•	Time code type: LTC, Drop Frame Time Code DFTC (continuous control track).

•	Color bars: NTSC (digital or analog).

•	Luminance: Not to exceed 700mv (peak not to exceed 760mv).

•	Chroma: Not to exceed +/- 350mv.

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1&2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Audio Level: Not to peak above -10 db.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.

•	Closed Captioning: Please deliver closed captioned masters if available. CC track to be on VITC line 21.
5.	Videotape leader must conform with the following:
•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:50:00
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•	Program video: Program starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
6.	HD videotape technical standard:
•	Resolution: Shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channels 1 & 2 complete stereo mix; Channels 3 & 4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title (English title and foreign title where applicable)

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., NTSC, DFTC, high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Technical inspection and acceptance:

HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: Here Networks L.L.C., Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, CA 90024, Attn: Andrea Krauss (tel: 310-806-4298).

1.	Promotional materials:

All available advertising and promotional print materials relate to the Program including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.
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•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any.

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program
•	In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any.
3.	Credit Statement
•	One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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REGENT STUDIOS L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Tel (310) 806-4288
Fax (310) 806-4288
This agreement (“Agreement”) is entered into as of May 12, 2008 and will acknowledge and confirm the terms pursuant to which REGENT STUDIOS L.L.C. (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the program entitled THE BROTHERHOOD: ALUMNI (the “Program”) for exhibition on HERE’s program services.
In consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Program(s): “Program” means the motion picture entitled THE BROTHERHOOD: ALUMNI.
(a)	The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in Hi-Definition, Digital Betacam or Beta SP video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit A; and

(b)	The Program shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5b) in the Territory.
2.	Term: The term of this Agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”).

3.	Exhibition Period: HERE shall have the continued unlimited exhibition rights in the Program during the period of five (5) years (“Exhibition Period”) commencing on complete delivery to and technical acceptance by HERE of the Program.

4.	Territory: HERE shall have the exclusive right to Telecast the Program in the United States of America and its territories and possessions, including, without limitation, Puerto Rico, Guam and the U.S. Virgin Islands, and military bases, embassies, ships, airlines and common carriers flying the flags of the foregoing countries (“Territory”).

5.	Telecast and Exhibition Rights:
(a)	During the Term and throughout the Territory, HERE shall have the irrevocable right to Telecast the Program in the English and Spanish languages (“Licensed Languages”) on any and all telecast services which are branded and/or owned in whole or in part and/or operated now or in the future by HERE, or a parent company, division, affiliate, subsidiary, or licensee thereof in the Territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.

(b)	HERE shall have the irrevocable exclusive right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television”. The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the
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Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology {including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit, and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised, by which a television signal is or may be delivered (including, without limitation, analog, digital and HDTV). HERE shall have the exclusive right in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including, without limitation, the Internet.

(c)	HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Exhibition Period of the Program.

(d)	The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.

(e)	HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’s initial Telecast of the Program on the Telecast Service.

(f)	Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment center, cruise ship, hotel and airplane.
6.	Premiere: HERE’s initial exhibition of the Program will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.

7.	Exclusivity: The Program shall be exclusive to HERE in the Territory during the Term in standard and nonstandard television, including Internet distribution.

8.	License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$175,000 which shall be payable as follows:
(a)	25% due twelve (12) months from start of the Exhibition Period.

(b)	25% due twenty-four (24) months from start of the Exhibition Period.

(c)	25% due thirty-six (36) months from start of the Exhibition Period.

(d)	25% due forty-eight (48) months from start of the Exhibition Period.
9.	Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) for the Program as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of this Agreement. Licensor shall be responsible for the expense of shipping the video elements from Licensor to HERE, and HERE shall be responsible for the expense of return shipment of the video elements to Licensor at the end of the Term.

10.	Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’s standards and practices.
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11.	Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory during the Term:
(a)	The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including, without limitation, any clips, music (in context only unless otherwise specified herein), existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’s inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’s preference for original color slides and agrees to use its best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE, at Licensor’s sole cost and expense, not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the delivery schedule attached hereto as Exhibit A. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;

(b)	The right to create and use written summaries, extracts, and synopses of the Program for the purposes of advertising, exploitation and publicity;

(c)	The right to advertise, publicize, and promote the exhibition of the Program by all means and/or media (including, without limitation, the Internet) in the Licensed Languages specified herein; and

(d)	The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program, and the right to engage in commercial or promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in advance and in writing;

(e)	The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purposes of advertising, publicizing or promoting the Program or the Telecast Service, but not so as to constitute a direct endorsement of any product or telecast service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance and in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restriction shall not constitute a material breach of this Agreement; and

(f)	The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of this Agreement.

12.	Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including, but not limited to, grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’s exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability
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whatsoever, except for payment of the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.

Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including, but not limited to, reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Telecast Services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including, without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.

13.	E & O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions policy and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million / $3 Million with no exclusions, shall be obtained prior to the commencement of principal photography of the Program from an entity reasonably approved by HERE and shall have a deductible of no greater than $10,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.

14.	Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and to be fully performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

15.	Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Either party may assign any or all of its rights and obligations under this Agreement, provided that such party’s assignee assumes all of its obligations hereunder.

16.	Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.

17.	Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages, and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.

REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
By:	By:
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EXHIBIT A
(Attached to and forming a part of the Agreement dated as of May 12, 2008, between REGENT STUDIOS L.L.C. (“Licensor”) and HERE NETWORKS L.L.C. (“HERE”)
PROGRAM DELIVERABLES
A. PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Program, and (ii) trailer and any promotional spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications.
All video elements shall be delivered: Here Networks Broadcast Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All Programs should be delivered on the best quality master available in the following order and preference of video formats: HD CAM, Digital Beta, or Beta SP.

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval.

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (digital 0.0mV; analog 7.5 IRE) with continuous time code and control track from the beginning of tape leader to the end.

•	Time code type: LTC, Drop Frame Time Code DFTC (continuous control track).

•	Color bars: NTSC (digital or analog).

•	Luminance: Not to exceed 700mv (peak not to exceed 760mv).

•	Chroma: Not to exceed +/- 350mv.

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1&2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Audio Level: Not to peak above -10 db.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.

•	Closed Captioning: Please deliver closed captioned masters if available. CC track to be on VITC line 21.
5.	Videotape leader must conform with the following:
•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:50:00
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•	Program video: Program starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
6.	HD videotape technical standard:
•	Resolution: Shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channels 1 & 2 complete stereo mix; Channels 3 & 4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title (English title and foreign.title where applicable)

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., NTSC, DFTC, high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Technical inspection and acceptance:

HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverabies should be delivered to: Here Networks L.L.C., Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, CA 90024, Attn: Andrea Krauss (tel: 310-806-4298).

1.	Promotional materials:

All available advertising and promotional print materials relate to the Program including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.
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•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any.

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program
•	In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any.
3.	Credit Statement
•	One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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REGENT STUDIOS L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Tel (310) 806-4288
Fax (310) 806-4288
This agreement (“Agreement”) is entered into as of June 6, 2008 and will acknowledge and confirm the terms pursuant to which REGENT STUDIOS L.L.C. (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) six (6) one-half hour episodes (consisting of Episodes 101 - 110) of the series entitled SMART TALK WITH DOCTOR REN (the “Programs”) for exhibition on HERE’s program services.
In consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Program(s): “Programs” means Episodes 101 - 110 of the series entitled SMART TALK WITH DOCTOR REN.
(a)	The Programs shall be produced, recorded (not dubbed) and delivered in the English language and available in Hi-Definition, Digital Betacam or Beta SP video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit A; and

(b)	The Programs shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5b) in the Territory.
2.	Term: The term of this Agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”).

3.	Exhibition Period: HERE shall have the continued unlimited exhibition rights in the Programs during the period of five (5) years (“Exhibition Period”) commencing on complete delivery to and technical acceptance by HERE of the last episode of the Programs.

4.	Territory: HERE shall have the exclusive right to Telecast the Programs in the United States of America and its territories and possessions, including, without limitation, Puerto Rico, Guam and the U.S. Virgin Islands, and military bases, embassies, ships, airlines and common carriers flying the flags of the foregoing countries (“Territory”).

5.	Telecast and Exhibition Rights:
(a)	During the Term and throughout the Territory, HERE shall have the irrevocable right to Telecast the Programs in the English and Spanish languages (“Licensed Languages”) on any and all telecast services which are branded and/or owned in whole or in part and/or operated now or in the future by HERE, or a parent company, division, affiliate, subsidiary, or licensee thereof in the Territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.

(b)	HERE shall have the irrevocable exclusive right in the Territory to transmit, distribute, perform and exhibit the Programs on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television”. The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, internet protocol, the
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Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit, and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised, by which a television signal is or may be delivered (including, without limitation, analog, digital and HDTV). HERE shall have the exclusive right in the Territory to promote, market, and advertise the Telecast of the Programs on the Telecast Service in all forms of television and other media, including, without limitation, the Internet.

(c)	HERE shall have an unlimited number of Telecasts of the Programs, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Exhibition Period of the Programs.

(d)	The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Programs in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Programs on the Internet.

(e)	HERE shall have the exclusive right in the Territory for the original television premiere of the Programs such that the Programs shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’s initial Telecast of the Programs on the Telecast Service.

(f)	Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Programs and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Programs on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment center, cruise ship, hotel and airplane.
6.	Premiere: HERE’s initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.

7.	Exclusivity: The Programs shall be exclusive to HERE in the Territory during the Term in standard and nonstandard television, including Internet distribution.

8.	License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Programs of US$100,000 which shall be payable as follows:
(a)	12.5% due June 30, 2009.

(b)	12.5% due December 31, 2009.

(c)	25% due December 31, 2010.

(d)	25% due December 31, 2011.

(e)	25% due December 31, 2012.
9.	Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) for the Programs as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of this Agreement. Licensor shall be responsible for the expense of shipping the video elements from Licensor to HERE, and HERE shall be responsible for the expense of return shipment of the video elements to Licensor at the end of the Term.
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10.	Editing & Narrating: HERE shall have the right to edit the Programs for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’s standards and practices.

11.	Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Programs, which rights shall be exclusive to HERE within the Territory during the Term:
(a)	The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Programs, including, without limitation, any clips, music (in context only unless otherwise specified herein), existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’s inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’s preference for original color slides and agrees to use its best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE, at Licensor’s sole cost and expense, not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the delivery schedule attached hereto as Exhibit A. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;

(b)	The right to create and use written summaries, extracts, and synopses of the Programs for the purposes of advertising, exploitation and publicity;

(c)	The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, without limitation, the Internet) in the Licensed Languages specified herein; and

(d)	The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Programs, and the right to engage in commercial or promotional tie-ins with sponsors of the Programs or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in advance and in writing;

(e)	The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Programs, for the purposes of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or telecast service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance and in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restriction shall not constitute a material breach of this Agreement; and

(f)	The right to submit the Programs or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of this Agreement.

12.	Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including, but not limited to, grand rights) granted herein and 1o perform all of Licensor’s obligations hereunder and that HERE’s exercise of its rights hereunder, including, without
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limitation, the exhibition, promotion, publicity and advertising use of the Programs or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for payment of the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.

Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including, but not limited to, reasonable counsel fees, relating to the Programs or arising from exhibition of the Programs by HERE or the Telecast Services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Programs or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including, without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.

13.	E & O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Programs under Licensor’s Errors and Omissions policy and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Programs. Such insurance shall be in an amount not less than $1 Million / $3 Million with no exclusions, shall be obtained prior to the commencement of principal photography of the Programs from an entity reasonably approved by HERE and shall have a deductible of no greater than $10,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such’Errors and Omissions policy.

14.	Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and to be fully performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

15.	Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Either party may assign any or all of its rights and obligations under this Agreement, provided that such party’s assignee assumes all of its obligations hereunder.

16.	Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Programs in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.

17.	Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages, and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.

REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
By:	By:
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EXHIBIT A
(Attached to and forming a part of the Agreement dated as of June 6, 2008, between REGENT STUDIOS L.L.C. (“Licensor”) and HERE NETWORKS L.L.C. (“HERE”)
PROGRAM DELIVERABLES
A. PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs, and (ii) trailer and any promotional spots of the Programs.
All on-air program suppliers and production vendors are required to comply with the following technical specifications.
All video elements shall be delivered: Here Networks Broadcast Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All Programs should be delivered on the best quality master available in the following order and preference of video formats: HD CAM, Digital Beta, or Beta SP.

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval.

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (digital 0.0mV; analog 7.5 IRE) with continuous time code and control track from the beginning of tape leader to the end.

•	Time code type: LTC, Drop Frame Time Code DFTC (continuous control track).

•	Color bars: NTSC (digital or analog).

•	Luminance: Not to exceed 700mv (peak not to exceed 760mv).

•	Chroma: Not to exceed +/- 350mv.

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1&2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Audio Level: Not to peak above -10 db.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.

•	Closed Captioninq: Please deliver closed captioned masters if available. CC track to be on VITC line 21.
5.	Videotape leader must conform with the following:
•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:50:00
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•	Program video: Program starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
6.	HD videotape technical standard:
•	Resolution: Shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channels 1 & 2 complete stereo mix; Channels 3 & 4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title (English title and foreign>title where applicable)

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., NTSC, DFTC, high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Technical inspection and acceptance:

HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: Here Networks L.L.C., Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, CA 90024, Attn: Andrea Krauss (tel: 310-806-4298).

1.	Promotional materials:

All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.
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•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any.

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program
•	In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any.
3.	Credit Statement
•	One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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REGENT STUDIOS L.L.C.
10990Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Tel (310) 806-4288
Fax (310) 806-4288
This agreement (“Agreement”) is entered into as of June 6, 2008 and will acknowledge and confirm the terms pursuant to which REGENT STUDIOS L.L.C. (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) six (6) one-half hour episodes (consisting of Episodes 101 - 110) of the series entitled THE SUZANE NORTHRUP SHOW (the “Programs”) for exhibition on HERE’S program services.
In consideration of the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Program(s): “Programs” means Episodes 101 - 110 of the series entitled THE SUZANE NORTHRUP SHOW.
(a)	The Programs shall be produced, recorded (not dubbed) and delivered in the English language and available in Hi-Definition, Digital Betacam or Beta SP video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit A; and

(b)	The Programs shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5b) in the Territory.
2.	Term: The term of this Agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”).

3.	Exhibition Period: HERE shall have the continued unlimited exhibition rights in the Programs during the period of five (5) years (“Exhibition Period”) commencing on complete delivery to and technical acceptance by HERE of the last episode of the Programs.

4.	Territory: HERE shall have the exclusive right to Telecast the Programs in the United States of America and its territories and possessions, including, without limitation. Puerto Rico, Guam and the U.S. Virgin Islands, and military bases, embassies, ships, airlines and common carriers flying the flags of the foregoing countries (“Territory”).

5.	Telecast and Exhibition Rights:
(a)	During the Term and throughout the Territory, HERE shall have the irrevocable right to Telecast the Programs in the English and Spanish languages (“Licensed Languages”) on any and all telecast services which are branded and/or owned in whole or in part and/or operated now or in the future by HERE, or a parent company, division, affiliate, subsidiary, or licensee thereof in the Territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.

(b)	HERE shall have the irrevocable exclusive right in the Territory to transmit, distribute, perform and exhibit the Programs on the Telecast Service via all forms of “standard television” and “non- standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television”. The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, internet protocol, the
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Internet {provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit, and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised, by which a television signal is or may be delivered (including, without limitation, analog, digital and HDTV). HERE shall have the exclusive right in the Territory to promote, market, and advertise the Telecast of the Programs on the Telecast Service in all forms of television and other media, including, without limitation, the Internet.

(c)	HERE shall have an unlimited number of Telecasts of the Programs, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Exhibition Period of the Programs.

(d)	The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Programs in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Programs on the Internet.

(e)	HERE shall have the exclusive right in the Territory for the original television premiere of the Programs such that the Programs shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Programs on the Telecast Service.

(f)	Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Programs and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Programs on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment center, cruise ship, hotel and airplane.
6.	Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.

7.	Exclusivity: The Programs shall be exclusive to HERE in the Territory during the Term in standard and nonstandard television, including Internet distribution.

8.	License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Programs of US$100,000 which shall be payable as follows:
(a)	12.5% due June 30, 2009.

(b)	12.5% due December 31, 2009.

(c)	25% due December 31, 2010.

(d)	25% due December 31, 2011.

(e)	25% due December 31, 2012.
9.	Delivery: Licensor shall deliver the materials (colleciively, “Deliverables”) for the Programs as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be o1 the essence of this Agreement. Licensor shall be responsible for the expense of shipping the video elements from Licensor to HERE, and HERE shall be responsible for the expense of return shipment of the video elements to Licensor at the end of the Term.
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10.	Editing & Narrating: HERE shall have the right to edit the Programs for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.

11.	Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Programs, which rights shall be exclusive to HERE within the Territory during the Term:
(a)	The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Programs, including, without limitation, any clips, music (in context only unless otherwise specified herein), existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use its best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE, at Licensor’s sole cost and expense, not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the delivery schedule attached hereto as Exhibit A. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;

(b)	The right to create and use written summaries, extracts, and synopses of the Programs for the purposes of advertising, exploitation and publicity;

(c)	The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, without limitation, the Internet) in the Licensed Languages specified herein; and

(d)	The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Programs, and the right to engage in commercial or promotional tie-ins with sponsors of the Programs or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in advance and in writing;

(e)	The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Programs, for the purposes of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or telecast service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance and in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restriction shall not constitute a material breach of this Agreement; and

(f)	The right to submit the Programs or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of this Agreement.

12.	Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including, but not limited to, grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without
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limitation, the exhibition, promotion, publicity and advertising use of the Programs or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for payment of the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.

Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including, but not limited to, reasonable counsel fees, relating to the Programs or arising from exhibition of the Programs by HERE or the Telecast Services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Programs or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including, without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.

13.	E & O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Programs under Licensor’s Errors and Omissions policy and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Programs. Such insurance shall be in an amount not less than $1 Million / $3 Million with no exclusions, shall be obtained prior to the commencement of principal photography of the Programs from an entity reasonably approved by HERE and shall have a deductible of no greater than $10,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such’Errors and Omissions policy.

14.	Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and to be fully performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

15.	Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Either party may assign any or all of its rights and obligations under this Agreement, provided that such party’s assignee assumes all of its obligations hereunder.

16.	Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Programs in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.

17.	Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages, and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.

REGENT STUDIOS L.L.C.	HERE NETWORKS L.L.C.
By:	By:
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EXHIBIT A
(Attached to and forming a part of the Agreement dated as of June 6, 2008, between REGENT STUDIOS L.L.C. (“Licensor”) and HERE NETWORKS L.L.C. (“HERE”)
PROGRAM DELIVERABLES
A. PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs, and (ii) trailer and any promotional spots of the Programs.
All on-air program suppliers and production vendors are required to comply with the following technical specifications.
All video elements shall be delivered: Here Networks Broadcast Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All Programs should be delivered on the best quality master available in the following order and preference of video formats: HD CAM, Digital Beta, or Beta SP.

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval.

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (digital 0.0mV; analog 7.5 IRE) with continuous time code and control track from the beginning of tape leader to the end.

•	Time code type: LTC, Drop Frame Time Code DFTC (continuous control track).

•	Color bars: NTSC (digital or analog).

•	Luminance: Not to exceed 700mv (peak not to exceed 760mv).

•	Chroma: Not to exceed +/- 350mv.

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1&2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Audio Level: Not to peak above-10 db.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.

•	Closed Captioninq: Please deliver closed captioned masters if available. CC track to be on VITC line 21.
5.	Videotape leader must conform with the following:
•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (0.0mV for digital or 7.5 IRE for analog) duration: 10 seconds; time code: 00:59:50:00
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•	Program video: Program starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
6.	HD videotape technical standard:
•	Resolution: Shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channels 1 & 2 complete stereo mix; Channels 3 & 4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title (English title and foreign title where applicable)

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., NTSC, DFTC, high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Technical inspection and acceptance:

HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: Here Networks L.L.C., Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, CA 90024, Attn: Andrea Krauss (tel: 310-806-4298).

1.	Promotional materials:

All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.
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•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any.

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program
•	In customary form, setting forth for each musical composition contained within the Program, the title,

type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any.
3.	Credit Statement
•	One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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